UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 18, 2025
 _________________________
WEBSTER FINANCIAL CORPORATION
 _________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)
______________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 18, 2025, Albert J. Wang informed Webster Financial Corporation (the “Company”) and Webster Bank, National Association (the “Bank”) of his decision to resign as Executive Vice President and Chief Accounting Officer of the Company and the Bank to pursue another professional opportunity. Mr. Wang will continue to serve the Company and the Bank in his current role through September 2, 2025, to assist in the transition process.
Effective September 3, 2025, upon Mr. Wang’s resignation, Gregory S. Madar, Senior Managing Director, Corporate Controller, will serve as Interim Chief Accounting Officer while the Company conducts an internal and external search for Mr. Wang’s successor. Mr. Madar has served as Corporate Controller of the Bank since November 2023, and previously served as Chief Financial Officer of HSA Bank, a division of the Bank, from 2017 to 2023, and Chief Accounting Officer from 2011 to 2017. The compensatory arrangement for Mr. Madar as Interim Chief Accounting Officer has not been determined as of the date of this report.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION
(Registrant)

Date: July 21, 2025	/s/ Neal Holland
Neal Holland
Senior Executive Vice President and Chief Financial Officer